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                                                                    Exhibit 23.1




              CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-81930 and 33-32374, and Form S-3 No. 33-85508) of our report dated February 8, 1996 with respect to the 1994 and 1995 consolidated financial statements and schedule of Computer Identics Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1995.


                                                  /s/ Ernst & Young LLP

                                                  Ernst & Young LLP

Boston, Massachusetts
March 25, 1996